northerntrust.com (c) 2012 Northern Trust Corporation Service Expertise Integrity Service Expertise Integrity P R I N C I P L E S T H A T E N D U R E Northern Trust Corporation Frederick H. Waddell Chairman & Chief Executive Officer William Blair Growth Stock Conference The Four Seasons Hotel Chicago June 13, 2012 EXHIBIT 99.1
Forward Looking Statement This presentation may include forward-looking statements such as statements that relate to Northern Trust's financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust's business and results. These statements speak of Northern Trust's plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2011 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.
A Highly Focused Business Model As of March 31, 2012 Founded in 1889, Northern Trust Corporation is a global leader in asset servicing, asset management, wealth management and banking for personal and institutional clients. Integrated global operating platform Serving personal and institutional clients $1.6 Billion in technology spending 2009-2011 Leading advisor to affluent market AUM $179 Billion AUC $407 Billion Leading global custodian AUC $4.2 Trillion AUM $537 Billion Leading asset manager for personal & institutional clients AUM $716 Billion Corporations Pension funds Fund managers Foundations Endowments Sovereign wealth funds Individuals Families Family offices Family foundations & endowments Privately held businesses Personal Financial Services Corporate & Institutional Services Northern Trust Global Investments Operations & Technology
Comprehensive investment capabilities Custom asset allocation Broad menu of outside managers Brokerage services Investment Management Personal Financial Services Life-driven Approach to Serving the Affluent Market Private and Business Banking Deposit services Custom financing Stock option lending Foundation and Institutional Advisors Customized investment objectives and strategic asset allocation Manager selection and oversight Asset servicing and administration Advisory Services Family education and governance Family business Non-financial asset management Financial Planning Cash flow analysis Debt management Tax planning Retirement planning Trust & Estate Services Wealth transfer planning Trust and estate services Philanthropic advisory services Securities custody Best Private Bank in North America - Financial Times Group (October 2011, 3rd consecutive year) Ranked among the Top 10 Wealth Managers - Barron's (September 2011) Serving More than 20% of Forbes 400 Most Affluent Americans - Forbes (September 2011) Providing comprehensive wealth management solutions to successful individuals, families and privately held businesses.

Corporate & Institutional Services

# Delivering a Broad Range of Solutions

***Providing an array of asset servicing and asset management services to clients around the world.***

**Asset Processing**
- Safekeeping
- Settlement
- Derivatives and collateral processing
- Income collection
- Corporate actions
- Tax reclamation

**Asset Administration**
- Fund accounting
- Transfer agency
- Corporate secretarial/trustee
- Valuations
- Investment operations outsourcing

**Asset Reporting**
- White label reporting
- Valuation analytics
- Performance analytics
- Risk monitoring and reporting
- Trade execution analysis

**Asset Enhancement**
- Cross-border pooling
- Trade execution
- Cash management
- Securities lending
- Foreign exchange

**Investment Management**
- Active
- Global index
- Investment outsourcing
- Liability driven investing
- Multi-manager
- Transition management

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**Best Administrator for UCITS Funds**
– *HFM Week, European Hedge Fund Awards (May 2011 and March 2012)*

**Best Custody Specialist in Asia**
– *The Asset Magazine Awards (4th consecutive year)*

**Client Relationship Manager of the Year**
– *ICFA Americas Awards (May 2010, 2011)*

**Global Investor Services House**
– *Euromoney (Sept. 2011 and July 2010)*

**Best European ETF Administrator**
– *ETF Express Global Awards (2012)*

**European Administrator of the Year**
– *Funds Europe Awards (December 2011)*

**Best Outsourcing Services Company**
– *The Compliance Register Platinum Awards (November 2011)*

5 William Blair Growth Stock Conference

Northern Trust
Asset Classes Equities $339 Billion (47%) Fixed Income $134 Billion (19%) Short Duration $223 Billion (32%) Other $20 Billion (2%) Northern Trust Global Investments Client Focused, Diversified Investment Manager Manager of the Year - Equity Indexers (U.S.) Institutional Investor (April 2011) Client Segments $537 Billion Institutional $179 Billion Personal As of March 31, 2012 Styles $37 Billion (5%) $338 Billion (47%) Active $323 Billion (45%) Index Multi-Manager Other $18 Billion (3%) Providing diversified asset management solutions, with total assets under management of $716 billion across... 14th Largest Manager of Worldwide Institutional Assets 15th Largest Asset Manager Worldwide 4th Largest Manager of U.S. Institutional Tax-exempt Assets 4th Largest Manager of Family Office Assets Pensions & Investments (May 2012 based on December 31, 2011 assets)
Assets Under Custody ($ Trillions) Assets Under Management* ($ Billions) Strong History of Growth in Fee-based Businesses * AUM is presented excluding securities lending collateral 1 Custody fees include C&IS custody & fund administration fees and PFS Wealth Management Group fees. 2012 fees are annualized. 2 Asset management fees include C&IS investment management fees and fees of the four PFS regions. 2012 fees are annualized. S&P 500 Custody Fees1 S&P 500 Asset Mgmt Fees2 Fee revenues average 73% of total revenues.
Currency volatility has declined from the heightened levels seen in 2007 - 2009, resulting in lower foreign exchange trading income Lower Securities Lending Volumes Securities lending collateral of $95 billion is much lower than peak of nearly $300 billion in 2007 Lower volumes primarily reflect lower demand *Excludes impact of mark-to-market fund Securities Lending Fees* $MM SL Avg. Collateral Lower Foreign Exchange Volatility Net Interest Income $MM Avg. Fed Funds Rate Extremely low short-term interest rates have pressured net interest margin Waived fees in money market mutual funds equaled $102 million in 2011 Revenue Headwinds Due to Macroeconomic Environment FX Trading Income $MM CBOE Volatility Index(r) Historically Low Interest Rates
Impact of the Environment on Profitability and Returns Pre-tax margin Recent revenue pressures have led to declining margins and returns. Return on Equity Average Common Equity $7.2 bn $2.7 bn

Driving Performance

# Improving Profitability and Returns

| | | Percent of 2013 Impact | |
|---|---|---|---|
| **Revenue Enhancements** | ▪ Fully align value proposition<br>▪ Unbundle pricing structures<br>▪ Expand share of relationship | 30 – 35% | On track to achieve 2012 targets |
| **Process Optimization** | ▪ Streamline major business processes<br>▪ Optimize operational footprint<br>▪ Apply best-in-class procurement practices<br>▪ Refine service delivery model | 30 – 40% | |
| **Technology Efficiency** | ▪ Migrate IT resourcing mix<br>▪ Rationalize overlapping applications<br>▪ Manage internal end-user demand | 5 – 10% | |
| **Corporate-wide Initiatives** | ▪ Simplify organizational structure<br>▪ Align retirement plans with market<br>▪ Rationalize real estate<br>▪ Consolidate banking charters | 20 – 25% | |
| | | $250 million | |

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Northern Trust

Data is as of March 31, 2012 and for the quarter then ended. Peer group includes U.S. based banks with assets of more than $50 billion as of December 31, 2011, a group of 18 institutions excluding Northern Trust. Northern Trust Peer Avg. Loan Portfolio $29 billion Relationship-based lending Diversified by loan type, including residential real estate (36%), commercial & institutional (24%), commercial real estate (10%) Consistent and conservative underwriting standards Placed with banks that have strong internal risk ratings and external credit ratings Includes exposure to banks in the Eurozone of $3.0 billion, primarily in the Netherlands and in the Nordic region Average duration of less than 2 months Deposits with Banks $19 billion Securities $32 billion 85% of Northern Trust's total securities portfolio composed of U.S. Treasury, government sponsored agency and triple-A rated securities 87% of Asset-Backed Securities rated triple-A The securities portfolio is in a net unrealized gain position Average maturity duration of ~2 years and a re-pricing duration of ~11 months Balance Sheet Consistently Strong and Conservative
Northern Trust Corporation Capital Ratios Tier 1 Capital Ratio 12.4% Total Risk-Based Ratio 14.0% Leverage Ratio 7.6% Tier 1 Common Equity1 11.9% Announced an increase in our dividend to $0.30 per share The Federal Reserve did not object to Northern Trust's capital plan, including the repurchase of up to $240 million of common stock through March 2013 As of March 31, 2012. 1 The ratio of tier 1 common equity to risk-weighted assets is a non-GAAP financial measure. A reconciliation of tier 1 common equity to tier 1 capital calculated in accordance with applicable regulatory requirements and GAAP is included in the Appendix on page 15. 2 Reflects the dividend declared on March 14, 2012 and payable in the third quarter of 2012. Quarterly Dividend Paid per Common Share 2 Balance Sheet Outstanding Capital Strength
Strategically Positioned for Growth Market Leader in Focused Businesses Strong History of Organic Growth Focused on Driving Performance Distinctive Financial Strength
northerntrust.com (c) 2012 Northern Trust Corporation Service Expertise Integrity Service Expertise Integrity P R I N C I P L E S T H A T E N D U R E Appendix
Reconciliation of Non-GAAP Financial Measures The following table provides a reconciliation of tier 1 common equity to tier 1 capital calculated in accordance with applicable regulatory requirements and GAAP. Northern Trust is providing the ratio of tier 1 common equity to risk-weighted assets in addition to its capital ratios prepared in accordance with regulatory requirements and GAAP as it is a measure that Northern Trust and investors use to assess capital adequacy. March 31, March 31, March 31, ($ In Millions) 2011 2011 2011 Tier 1 Capital $ 7,157.4 Less: Floating Rate Capital Securities 268.6 Tier 1 Common Equity $ 6,888.8 Ratios Tier 1 Capital 12.4 % Tier 1 Common Equity 11.9%